UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2009

Kesselring Holding Corporation
(Exact name of registrant as specified in charter)

Delaware	0-51378	51-0539828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1956 Main Street, Sarasota, Florida, 34236
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (941) 953-5774

With a copy to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street, 11th Floor
New York, New York 10005
T: 516.833.5034
F: 516.977.1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement s of Certain Officers

On July 20, 2009, Gary King resigned as Interim Chief Financial Officer of Kesselring Holding Corporation (the ”Company”).  Mr. King will remain a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KESSELRING HOLDING CORPORATION

Date: July 24, 2009	By:	/s/ Charles B. Rockwood
Name: Charles B. Rockwood
Title: CEO